FORWARD FUNDS

Forward High Yield Bond Fund

Supplement dated July 20, 2010

to the

Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus; and

Summary Prospectus for Class C Shares of the Forward High Yield Bond Fund

each dated May 1, 2010, as supplemented

The following information applies to the Forward High Yield Bond Fund (the “Fund”) only:

Pursuant to a prospectus supplement dated June 15, 2010, you were informed that the Board of Trustees of Forward Funds (the “Trust”) had approved, on behalf of the Fund (as well as on behalf of certain other series of the Trust): (i) the automatic conversion of all outstanding Class C shares of the Fund into Investor Class shares of the Fund (the “Conversion”); and (ii) the termination of Class C shares as a share class of the Fund (the “Termination”). The Conversion was expected to occur on or about August 9, 2010 with the Termination to occur shortly thereafter.

Forward Management, LLC, the Fund’s investment advisor, has decided not to go through with the Conversion or Termination with respect to Class C shares of the Fund. Accordingly, effective immediately, Class C shares of the Fund are available for purchase by both new investors and existing shareholders and are eligible for exchanges from other Forward Funds. In addition, effective immediately, Class C shares of the Fund will be open to new accounts.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP HY C 07192010